UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

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QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 12th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting of Stockholders of QuinStreet, Inc. (the “Company”) held on October 29, 2026, the Company’s shareholders voted to approve the QuinStreet, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP Amendment”) to increase the number of shares reserved for issuance thereunder by 2,164,999 shares;

The foregoing description of the 2021 ESPP Amendment is qualified in its entirety by reference to the text of the 2021 ESPP Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Stockholders on October 29, 2026. Of the 57,223,392 shares of the Company’s common stock outstanding as of August 31, 2026 (the record date), 53,073,100 shares, or 92.75%, were present or represented by proxy at the meeting. Four proposals were considered at the meeting.

Proposal One. The stockholders elected the Company’s three Class II nominees to the Company’s Board of Directors for a three-year term expiring on the date of the 2029 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The table below presents the results of the election:

Name	For	Withheld	Broker Non-Votes
Asmau Ahmed	42,523,883	1,271,479	9,277,738
Matthew Glickman	41,209,403	2,585,959	9,277,738
Hillary Smith	41,511,925	2,283,437	9,277,738

Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. The table below presents the voting results on this proposal:

For	Against	Abstentions
51,835,662	1,228,462	8,976

Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2026 Proxy Statement. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
42,679,972	1,088,876	26,514	9,277,738

Proposal Four. The stockholders approved the 2021 ESPP Amendment to increase the number of shares available under the plan by 2,164,999 shares. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
43,431,639	354,235	9,488	9,277,738

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description

10.1+	Amendment No. 1 to the QuinStreet, Inc. 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

+ Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: November 3, 2026	By:	/s/ Martin J. Collins
Martin J. Collins
Chief Legal & Privacy Officer